UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 24, 2011

SANTARO INTERACTIVE ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Nevada	0001487347	333-165751
(State or other jurisdiction	(Central Index Key)	(Commission File Number)
of incorporation)

901C, 9th Floor, Building 4, Courtyard 1
Shangdi East Road, Haidian District, Beijing 100025
(Address of principal executive offices, including zip code)

15911041464
(Registrant's telephone number, including area code)

5348 Vegas Drive, Las Vegas, NV 89108
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Change of Principal Place of Business

Effective January 24, 2011, the address of our principal place of business is:

901C, 9th Floor, Building 4, Courtyard 1

Shangdi East Road, Haidian District, Beijing 100025

Telephone number of the new principal place of business: 15911041464

Fax number of the new principal place of business: 86-010-85810521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2011

SANTARO INTERACTIVE ENTERTAINMENT COMPANY

/s/Zhilian Chen
Zhilian Chen
President and Director